UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2005

MARISA CHRISTINA, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-24176	11-3216809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8101 Tonnelle Avenue, North Bergen New Jersey	07047-4601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code : (201) 758-9800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 17, 2005, Lawrence Glaubinger resigned from our board of directors because of constant scheduling conflicts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARISA CHRISTINA, INCORPORATED

/s/ S. E. Melvin Hecht
By: S.E. Melvin Hecht Title: Vice-Chairman, Chief Financial Officer and Treasurer

Dated: May 17, 2005